SUB-ITEM 77Q1(e)
                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Funds, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Funds' Boards of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Notwithstanding the foregoing, for Funds indicated on Exhibits A - D with an asterisk, Invesco will waive its fees or reimburse expenses to the extent that total annual fund operating expenses after fee waiver and/or expense reimbursement of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
          INVESCO HIGH YIELD INVESTMENT FUNDS, INC.
          INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
          INVESCO INSURED MUNICIPAL BOND TRUST
          INVESCO INSURED MUNICIPAL INCOME TRUST
          INVESCO INSURED MUNICIPAL SECURITIES
          INVESCO INSURED MUNICIPAL TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
          INVESCO MUNICIPAL PREMIUM INCOME TRUST
          INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
          INVESCO PRIME INCOME TRUST
          INVESCO QUALITY MUNICIPAL INCOME TRUST
          INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
          INVESCO QUALITY MUNICIPAL SECURITIES
          SHORT-TERM INVESTMENTS TRUST
          on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

          By: /s/ John M. Zerr
              -------------------
             Title: Senior  Vice  President

          INVESCO  ADVISERS,  INC.

          By: /s/ John M. Zerr
              -------------------
             Title: Senior Vice President
                                                              as of June 6, 2011

                          EXHIBIT "A" - RETAIL FUNDS(1)
                          ---------------------------

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                 CONTRACTUAL/   EXPENSE        EFFECTIVE DATE OF         EXPIRATION
FUND                               VOLUNTARY   LIMITATION        CURRENT LIMIT              DATE
-------------------------------  ------------ -----------      -----------------       ---------------
Invesco California Tax-Free
Income Fund*
     Class A Shares               Contractual        0.85%      February 12, 2010      June 30, 2012
     Class B Shares               Contractual        1.35%      February 12, 2010      June 30, 2012
     Class C Shares               Contractual        1.35%      February 12, 2010      June 30, 2012
     Class Y Shares               Contractual        0.60%      February 12, 2010      June 30, 2012
Invesco Core Plus
Bond Fund
     Class A Shares               Contractual        0.75%      June 6, 2011           June 30, 2013
     Class B Shares               Contractual        1.50%      June 6, 2011           June 30, 2013
     Class C Shares               Contractual        1.50%      June 6, 2011           June 30, 2013
     Class R Shares               Contractual        1.00%      June 6, 2011           June 30, 2013
     Class Y Shares               Contractual        0.50%      June 6, 2011           June 30, 2013
     Institutional Class Shares   Contractual        0.50%      June 6, 2011           June 30, 2013

Invesco Dividend Growth
Securities Fund*
     Class A Shares               Contractual        0.95%      February 12, 2010      June 30, 2012
     Class B Shares               Contractual        1.70%      February 12, 2010      June 30, 2012
     Class C Shares               Contractual        1.70%      February 12, 2010      June 30, 2012
     Class Y Shares               Contractual        0.70%      February 12, 2010      June 30, 2012
Invesco Equally-Weighted S&P
500 Fund*
     Class A Shares               Contractual        0.75%      February 12, 2010      June 30, 2012
     Class B Shares               Contractual        1.50%      February 12, 2010      June 30, 2012
     Class C Shares               Contractual        1.50%      February 12, 2010      June 30, 2012
     Class R Shares               Contractual        1.00%      February 12, 2010      June 30, 2012
     Class Y Shares               Contractual        0.50%      February 12, 2010      June 30, 2012
Invesco Floating Rate Fund
     Class A Shares              Contractual         1.50%      April 14, 2006         December 31, 2011
     Class C Shares              Contractual         2.00%      April 14, 2006         December 31, 2011
     Class R Shares              Contractual         1.75%      April 14, 2006         December 31, 2011
     Class Y Shares              Contractual         1.25%      October 3, 2008        December 31, 2011
     Institutional Class Shares  Contractual         1.25%      April 14, 2006         December 31, 2011

Invesco S&P 500 Index Fund*
     Class A Shares               Contractual        0.65%      February 12, 2010      June 30, 2012
     Class B Shares               Contractual        1.40%      February 12, 2010      June 30, 2012
     Class C Shares               Contractual        1.40%      February 12, 2010      June 30, 2012
     Class Y Shares               Contractual        0.40%      February 12, 2010      June 30, 2012
Invesco Select Real Estate
Income Fund
     Class A Shares               Contractual        2.00%      July 1, 2009           December 31, 2011
     Class B Shares               Contractual        2.75%      July 1, 2009           December 31, 2011
     Class C Shares               Contractual        2.75%      July 1, 2009           December 31, 2011
     Class Y Shares               Contractual        1.75%      July 1, 2009           December 31, 2011
     Institutional Class Shares   Contractual        1.75%      July 1, 2009           December 31, 2011

Invesco Structured Core Fund
     Class A Shares               Contractual        1.00%      July 1, 2009           June 30, 2012
     Class B Shares               Contractual        1.75%      July 1, 2009           June 30, 2012
     Class C Shares               Contractual        1.75%      July 1, 2009           June 30, 2012
     Class R Shares               Contractual        1.25%      July 1, 2009           June 30, 2012
     Class Y Shares               Contractual        0.75%      July 1, 2009           June 30, 2012
     Investor Class Shares        Contractual        1.00%      July 1, 2009           June 30, 2012
     Institutional Class Shares   Contractual        0.75%      July 1, 2009           June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                   CONTRACTUAL/    EXPENSE          EFFECTIVE DATE OF      EXPIRATION
FUND                                VOLUNTARY    LIMITATION           CURRENT LIMIT           DATE
---------------------------------  ------------  -----------       -------------------    -------------
Invesco Van Kampen American
Franchise Fund*
     Class A Shares                Contractual        1.05%        May 23, 2011          June 30, 2013
     Class B Shares                Contractual        1.22%(9)     May 23, 2011          June 30, 2013
     Class C Shares                Contractual        1.80%        May 23, 2011          June 30, 2013
     Class R Shares                Contractual        1.30%        May 23, 2011          June 30, 2013
     Class Y Shares                Contractual        0.80%        May 23, 2011          June 30, 2013
     Institutional Class Shares    Contractual        0.80%        May 23, 2011          June 30, 2013

Invesco Van Kampen Equity and
Income Fund*
     Class A Shares                Contractual        0.82%        February 12, 2010     June 30, 2012
     Class B Shares                Contractual        0.95%(9)     February 12, 2010     June 30, 2012
     Class C Shares                Contractual        1.57%        February 12, 2010     June 30, 2012
     Class R Shares                Contractual        1.07%        February 12, 2010     June 30, 2012
     Class Y Shares                Contractual        0.57%        February 12, 2010     June 30, 2012
     Institutional Class Shares    Contractual        0.57%        February 12, 2010     June 30, 2012

Invesco Van Kampen Growth and
Income Fund*
     Class A Shares                Contractual        0.88%        February 12, 2010     June 30, 2012
     Class B Shares                Contractual        1.63%        February 12, 2010     June 30, 2012
     Class C Shares                Contractual        1.63%        February 12, 2010     June 30, 2012
     Class R Shares                Contractual        1.13%        February 12, 2010     June 30, 2012
     Class Y Shares                Contractual        0.63%        February 12, 2010     June 30, 2012
     Institutional Class Shares    Contractual        0.63%        February 12, 2010     June 30, 2012
Invesco Van Kampen
Pennsylvania Tax Free Income
Fund*
     Class A Shares                Contractual        1.13%        February 12, 2010     June 30, 2012
     Class B Shares                Contractual        1.88%        February 12, 2010     June 30, 2012
     Class C Shares                Contractual        1.88%        February 12, 2010     June 30, 2012
     Class Y Shares                Contractual        0.88%        February 12, 2010     June 30, 2012

Invesco Van Kampen Small Cap
Growth Fund*
     Class A Shares                Contractual        1.38%        February 12, 2010     June 30, 2012
     Class B Shares                Contractual        2.13%        February 12, 2010     June 30, 2012
     Class C Shares                Contractual        2.13%        February 12, 2010     June 30, 2012
     Class Y Shares                Contractual        1.13%        February 12, 2010     June 30, 2012

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                         CONTRACTUAL/        EXPENSE          EFFECTIVE DATE OF           EXPIRATION
FUND                                      VOLUNTARY        LIMITATION           CURRENT LIMIT                DATE
--------------------------------------  --------------    -----------      -----------------------    -----------------
Invesco Capital Development
Fund
     Class A Shares                         Contractual        2.00%        July 1, 2009              February 28, 2012
     Class B Shares                         Contractual        2.75%        July 1, 2009              February 28, 2012
     Class C Shares                         Contractual        2.75%        July 1, 2009              February 28, 2012
     Class R Shares                         Contractual        2.25%        July 1, 2009              February 28, 2012
     Class Y Shares                         Contractual        1.75%        July 1, 2009              February 28, 2012
     Investor Class Shares                  Contractual        2.00%        July 1, 2009              February 28, 2012
     Institutional Class Shares             Contractual        1.75%        July 1, 2009              February 28, 2012
Invesco Charter Fund
     Class A Shares                         Contractual        2.00%        July 1, 2009              June 30, 2012
     Class B Shares                         Contractual        2.75%        July 1, 2009              June 30, 2012
     Class C Shares                         Contractual        2.75%        July 1, 2009              June 30, 2012
     Class R Shares                         Contractual        2.25%        July 1, 2009              June 30, 2012
     Class S Shares                         Contractual        1.90%        September 25, 2009        June 30, 2012
     Class Y Shares                         Contractual        1.75%        July 1, 2009              June 30, 2012
     Institutional Class Shares             Contractual        1.75%        July 1, 2009              June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                    CONTRACTUAL/      EXPENSE           EFFECTIVE DATE OF                   EXPIRATION
FUND                                 VOLUNTARY      LIMITATION            CURRENT LIMIT                        DATE
--------------------------------- ----------------  -----------      ------------------------            -----------------
Invesco Constellation Fund
     Class A Shares                   Contractual        2.00%           July 1, 2009                    February 28, 2012
     Class B Shares                   Contractual        2.75%           July 1, 2009                    February 28, 2012
     Class C Shares                   Contractual        2.75%           July 1, 2009                    February 28, 2012
     Class R Shares                   Contractual        2.25%           July 1, 2009                    February 28, 2012
     Class Y Shares                   Contractual        1.75%           July 1, 2009                    February 28, 2012
     Institutional Class Shares       Contractual        1.75%           July 1, 2009                    February 28, 2012
Invesco Disciplined Equity Fund
 Class Y Shares                       Contractual        1.75%           July 14, 2009                   February 28, 2012
Invesco Diversified Dividend Fund
     Class A Shares                   Contractual        1.00%           May 23, 2011                    June 30, 2012
     Class B Shares                   Contractual        1.75%           May 23, 2011                    June 30, 2012
     Class C Shares                   Contractual        1.75%           May 23, 2011                    June 30, 2012
     Class R Shares                   Contractual        1.25%           May 23, 2011                    June 30, 2012
     Class Y Shares                   Contractual        0.75%           May 23, 2011                    June 30, 2012
     Investor Class Shares            Contractual        1.00%           May 23, 2011                    June 30, 2012
     Institutional Class Shares       Contractual        0.75%           May 23, 2011                    June 30, 2012
Invesco Summit Fund
     Class A Shares                   Contractual        2.00%           July 1, 2009                    February 28, 2012
     Class B Shares                   Contractual        2.75%           July 1, 2009                    February 28, 2012
     Class C Shares                   Contractual        2.75%           July 1, 2009                    February 28, 2012
     Class P Shares                   Contractual        1.85%           July 1, 2009                    February 28, 2012
     Class S Shares                   Contractual        1.90%           September 25, 2009              February 28, 2012
     Class Y Shares                   Contractual        1.75%           July 1, 2009                    February 28, 2012
     Institutional Class Shares       Contractual        1.75%           July 1, 2009                    February 28, 2012

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                CONTRACTUAL/        EXPENSE        EFFECTIVE DATE OF           EXPIRATION
FUND                             VOLUNTARY        LIMITATION         CURRENT LIMIT                DATE
------------------------------- ------------      -------------   --------------------        --------------
Invesco European Small Company
Fund
     Class A Shares                 Contractual        2.25%           July 1, 2009           April 30, 2012
     Class B Shares                 Contractual        3.00%           July 1, 2009           April 30, 2012
     Class C Shares                 Contractual        3.00%           July 1, 2009           April 30, 2012
     Class Y Shares                 Contractual        2.00%           July 1, 2009           April 30, 2012
Invesco Global Core Equity Fund
     Class A Shares                 Contractual        1.25%           May 23, 2011           June 30, 2013
     Class B Shares                 Contractual        1.52%(9)        May 23, 2011           June 30, 2013
     Class C Shares                 Contractual        2.00%           May 23, 2011           June 30, 2013
     Class R Shares                 Contractual        1.50%           May 23, 2011           June 30, 2013
     Class Y Shares                 Contractual        1.00%           May 23, 2011           June 30, 2013
     Institutional Class Shares     Contractual        1.00%           May 23, 2011           June 30, 2013
Invesco International Small
Company Fund
     Class A Shares                 Contractual        2.25%           July 1, 2009           April 30, 2012
     Class B Shares                 Contractual        3.00%           July 1, 2009           April 30, 2012
     Class C Shares                 Contractual        3.00%           July 1, 2009           April 30, 2012
     Class Y Shares                 Contractual        2.00%           July 1, 2009           April 30, 2012
     Institutional Class Shares     Contractual        2.00%           July 1, 2009           April 30, 2012
Invesco Small Cap Equity Fund
     Class A Shares                 Contractual        2.00%           July 1, 2009           April 30, 2012
     Class B Shares                 Contractual        2.75%           July 1, 2009           April 30, 2012
     Class C Shares                 Contractual        2.75%           July 1, 2009           April 30, 2012
     Class R Shares                 Contractual        2.25%           July 1, 2009           April 30, 2012
     Class Y Shares                 Contractual        1.75%           July 1, 2009           April 30, 2012
     Institutional Class Shares     Contractual        1.75%           July 1, 2009           April 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                        CONTRACTUAL/        EXPENSE          EFFECTIVE DATE OF               EXPIRATION
FUND                                     VOLUNTARY        LIMITATION           CURRENT LIMIT                    DATE
-------------------------------------   ------------      -----------      ----------------------          --------------
Invesco Balanced-Risk Retirement
2020 Fund(4)
     Class A Shares                         Contractual        0.25%           November 4, 2009                April 30, 2012
     Class A5 Shares                        Contractual        0.25%           February 12, 2010               April 30, 2012
     Class B Shares                         Contractual        1.00%           November 4, 2009                April 30, 2012
     Class C Shares                         Contractual        1.00%           November 4, 2009                April 30, 2012
     Class C5 Shares                        Contractual        1.00%           February 12, 2010               April 30, 2012
     Class R Shares                         Contractual        0.50%           November 4, 2009                April 30, 2012
     Class R5 Shares                        Contractual        0.50%           February 12, 2010               April 30, 2012
     Class Y Shares                         Contractual        0.00%           November 4, 2009                April 30, 2012
     Institutional Class Shares             Contractual        0.00%           November 4, 2009                April 30, 2012

Invesco Balanced-Risk Retirement
2030 Fund(5)
     Class A Shares                         Contractual        0.25%           November 4, 2009                April 30, 2012
     Class A5 Shares                        Contractual        0.25%           February 12, 2010               April 30, 2012
     Class B Shares                         Contractual        1.00%           November 4, 2009                April 30, 2012
     Class C Shares                         Contractual        1.00%           November 4, 2009                April 30, 2012
     Class C5 Shares                        Contractual        1.00%           February 12, 2010               April 30, 2012
     Class R Shares                         Contractual        0.50%           November 4, 2009                April 30, 2012
     Class R5 Shares                        Contractual        0.50%           February 12, 2010               April 30, 2012
     Class Y Shares                         Contractual        0.00%           November 4, 2009                April 30, 2012
     Institutional Class Shares             Contractual        0.00%           November 4, 2009                April 30, 2012

Invesco Balanced-Risk Retirement
2040 Fund(6)
     Class A Shares                         Contractual        0.25%           November 4, 2009                April 30, 2012
     Class A5 Shares                        Contractual        0.25%           February 12, 2010               April 30, 2012
     Class B Shares                         Contractual        1.00%           November 4, 2009                April 30, 2012
     Class C Shares                         Contractual        1.00%           November 4, 2009                April 30, 2012
     Class C5 Shares                        Contractual        1.00%           February 12, 2010               April 30, 2012
     Class R Shares                         Contractual        0.50%           November 4, 2009                April 30, 2012
     Class R5 Shares                        Contractual        0.50%           February 12, 2010               April 30, 2012
     Class Y Shares                         Contractual        0.00%           November 4, 2009                April 30, 2012
     Institutional Class Shares             Contractual        0.00%           November 4, 2009                April 30, 2012

Invesco Balanced-Risk Retirement
2050 Fund(8)
     Class A Shares                         Contractual        0.25%           November 4, 2009                April 30, 2012
     Class A5 Shares                        Contractual        0.25%           February 12, 2010               April 30, 2012
     Class B Shares                         Contractual        1.00%           November 4, 2009                April 30, 2012
     Class C Shares                         Contractual        1.00%           November 4, 2009                April 30, 2012
     Class C5 Shares                        Contractual        1.00%           February 12, 2010               April 30, 2012
     Class R Shares                         Contractual        0.50%           November 4, 2009                April 30, 2012
     Class R5 Shares                        Contractual        0.50%           February 12, 2010               April 30, 2012
     Class Y Shares                         Contractual        0.00%           November 4, 2009                April 30, 2012
     Institutional Class Shares             Contractual        0.00%           November 4, 2009                April 30, 2012

Invesco Balanced-Risk Retirement
Now Fund(2)
     Class A Shares                         Contractual        0.25%           November 4, 2009                June 30, 2012
     Class A5 Shares                        Contractual        0.25%           February 12, 2010               June 30, 2012
     Class B Shares                         Contractual        1.00%           November 4, 2009                June 30, 2012
     Class C Shares                         Contractual        1.00%           November 4, 2009                June 30, 2012
     Class C5 Shares                        Contractual        1.00%           February 12, 2010               June 30, 2012
     Class R Shares                         Contractual        0.50%           November 4, 2009                June 30, 2012
     Class R5 Shares                        Contractual        0.50%           February 12, 2010               June 30, 2012
     Class Y Shares                         Contractual        0.00%           November 4, 2009                June 30, 2012
     Institutional Class Shares             Contractual        0.00%           November 4, 2009                June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                        CONTRACTUAL/        EXPENSE      EFFECTIVE DATE OF           EXPIRATION
FUND                                     VOLUNTARY        LIMITATION       CURRENT LIMIT                DATE
--------------------------------------  ------------     ------------    -----------------         --------------
Invesco Convertible Securities
Fund*
     Class A Shares                         Contractual        1.11%           May 23, 2011          June 30, 2012
     Class B Shares                         Contractual        1.86%           May 23, 2011          June 30, 2012
     Class C Shares                         Contractual        1.86%           May 23, 2011          June 30, 2012
     Class Y Shares                         Contractual        0.86%           May 23, 2011          June 30, 2012
     Institutional Class Shares             Contractual        0.86%           May 23, 2011          June 30, 2012
Invesco Global Equity Fund
     Class A Shares                         Contractual        2.25%           July 1, 2009          April 30, 2012
     Class B Shares                         Contractual        3.00%           July 1, 2009          April 30, 2012
     Class C Shares                         Contractual        3.00%           July 1, 2009          April 30, 2012
     Class R Shares                         Contractual        2.50%           July 1, 2009          April 30, 2012
     Class Y Shares                         Contractual        2.00%           July 1, 2009          April 30, 2012
     Institutional Class Shares             Contractual        2.00%           July 1, 2009          April 30, 2012
Invesco Growth Allocation Fund
     Class A Shares                         Contractual        0.37%           June 6, 2011          June 30, 2012
     Class B Shares                         Contractual        1.12%           June 6, 2011          June 30, 2012
     Class C Shares                         Contractual        1.12%           June 6, 2011          June 30, 2012
     Class R Shares                         Contractual        0.62%           June 6, 2011          June 30, 2012
     Class S Shares                         Contractual        0.27%           June 6, 2011          June 30, 2012
     Class Y Shares                         Contractual        0.12%           June 6, 2011          June 30, 2012
     Institutional Class Shares             Contractual        0.12%           June 6, 2011          June 30, 2012
Invesco Income Allocation Fund
     Class A Shares                         Contractual        0.28%           July 1, 2009          April 30, 2012
     Class B Shares                         Contractual        1.03%           July 1, 2009          April 30, 2012
     Class C Shares                         Contractual        1.03%           July 1, 2009          April 30, 2012
     Class R Shares                         Contractual        0.53%           July 1, 2009          April 30, 2012
     Class Y Shares                         Contractual        0.03%           July 1, 2009          April 30, 2012
     Institutional Class Shares             Contractual        0.03%           July 1, 2009          April 30, 2012
Invesco International Allocation
Fund                                        Contractual        0.43%           July 1, 2009          April 30, 2012
     Class A Shares                         Contractual        1.18%           July 1, 2009          April 30, 2012
     Class B Shares                         Contractual        1.18%           July 1, 2009          April 30, 2012
     Class C Shares                         Contractual        0.68%           July 1, 2009          April 30, 2012
     Class R Shares                         Contractual        0.18%           July 1, 2009          April 30, 2012
     Class Y Shares                         Contractual        0.18%           July 1, 2009          April 30, 2012
     Institutional Class Shares
Invesco Mid Cap Core Equity
Fund
     Class A Shares                         Contractual        2.00%           July 1, 2009          April 30, 2012
     Class B Shares                         Contractual        2.75%           July 1, 2009          April 30, 2012
     Class C Shares                         Contractual        2.75%           July 1, 2009          April 30, 2012
     Class R Shares                         Contractual        2.25%           July 1, 2009          April 30, 2012
     Class Y Shares                         Contractual        1.75%           July 1, 2009          April 30, 2012
     Institutional Class Shares             Contractual        1.75%           July 1, 2009          April 30, 2012
Invesco Moderate Allocation Fund
     Class A Shares                         Contractual        0.37%           July 1, 2009          June 30, 2012
     Class B Shares                         Contractual        1.12%           July 1, 2009          June 30, 2012
     Class C Shares                         Contractual        1.12%           July 1, 2009          June 30, 2012
     Class R Shares                         Contractual        0.62%           July 1, 2009          June 30, 2012
     Class S Shares                         Contractual        0.27%     September 25, 2009          June 30, 2012
     Class Y Shares                         Contractual        0.12%           July 1, 2009          June 30, 2012
     Institutional Class Shares             Contractual        0.12%           July 1, 2009          June 30, 2012
Invesco Moderately Conservative
Allocation Fund
     Class A Shares                         Contractual        0.39%           July 1, 2009          June 30, 2012
     Class B Shares                         Contractual        1.14%           July 1, 2009          June 30, 2012
     Class C Shares                         Contractual        1.14%           July 1, 2009          June 30, 2012
     Class R Shares                         Contractual        0.64%           July 1, 2009          June 30, 2012
     Class S Shares                         Contractual        0.29%           June 6, 2011          June 30, 2012
     Class Y Shares                         Contractual        0.14%           July 1, 2009          June 30, 2012
     Institutional Class Shares             Contractual        0.14%           July 1, 2009          June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                      CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF          EXPIRATION
FUND                                   VOLUNTARY     LIMITATION       CURRENT LIMIT               DATE
-----------------------------------  ------------    ----------    -------------------       ----------------
Invesco Small Cap Growth Fund
     Class A Shares                  Contractual        2.00%      July 1, 2009              April 30, 2012
     Class B Shares                  Contractual        2.75%      July 1, 2009              April 30, 2012
     Class C Shares                  Contractual        2.75%      July 1, 2009              April 30, 2012
     Class R Shares                  Contractual        2.25%      July 1, 2009              April 30, 2012
     Class Y Shares                  Contractual        1.75%      July 1, 2009              April 30, 2012
     Investor Class Shares           Contractual        2.00%      July 1, 2009              April 30, 2012
     Institutional Class Shares      Contractual        1.75%      July 1, 2009              April 30, 2012

Invesco Van Kampen Leaders Fund*
     Class A Shares                  Contractual        0.50%      February 12, 2010         June 30, 2012
     Class B Shares                  Contractual        1.25%      February 12, 2010         June 30, 2012
     Class C Shares                  Contractual        1.25%      February 12, 2010         June 30, 2012
     Class Y Shares                  Contractual        0.25%      February 12, 2010         June 30, 2012

Invesco Van Kampen U.S.
Mortgage Fund*
     Class A Shares                  Contractual        0.96%      February 12, 2010         June 30, 2012
     Class B Shares                  Contractual        1.71%      February 12, 2010         June 30, 2012
     Class C Shares                  Contractual        1.71%      February 12, 2010         June 30, 2012
     Class Y Shares                  Contractual        0.71%      February 12, 2010         June 30, 2012
     Institutional Class Shares      Contractual        0.71%      February 12, 2010         June 30, 2012

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                         CONTRACTUAL/       EXPENSE     EFFECTIVE DATE OF         EXPIRATION
FUND                                       VOLUNTARY      LIMITATION      CURRENT LIMIT              DATE
--------------------------------------  ---------------   ----------    -----------------      -----------------
Invesco Asia Pacific Growth Fund
     Class A Shares                         Contractual        2.25%      July 1, 2009          February 28, 2012
     Class B Shares                         Contractual        3.00%      July 1, 2009          February 28, 2012
     Class C Shares                         Contractual        3.00%      July 1, 2009          February 28, 2012
     Class Y Shares                         Contractual        2.00%      July 1, 2009          February 28, 2012
Invesco European Growth Fund
     Class A Shares                         Contractual        2.25%      July 1, 2009          February 28, 2012
     Class B Shares                         Contractual        3.00%      July 1, 2009          February 28, 2012
     Class C Shares                         Contractual        3.00%      July 1, 2009          February 28, 2012
     Class R Shares                         Contractual        2.50%      July 1, 2009          February 28, 2012
     Class Y Shares                         Contractual        2.00%      July 1, 2009          February 28, 2012
     Investor Class Shares                  Contractual        2.25%      July 1, 2009          February 28, 2012
Invesco Global Growth Fund
     Class A Shares                         Contractual        2.25%      May 23, 2011          February 28, 2012
     Class B Shares                         Contractual        3.00%      May 23, 2011          February 28, 2012
     Class C Shares                         Contractual        3.00%      May 23, 2011          February 28, 2012
     Class Y Shares                         Contractual        2.00%      May 23, 2011          February 28, 2012
     Institutional Class Shares             Contractual        2.00%      May 23, 2011          February 28, 2012
Invesco Global Small & Mid Cap
Growth Fund
     Class A Shares                         Contractual        2.25%      July 1, 2009          February 28, 2012
     Class B Shares                         Contractual        3.00%      July 1, 2009          February 28, 2012
     Class C Shares                         Contractual        3.00%      July 1, 2009          February 28, 2012
     Class Y Shares                         Contractual        2.00%      July 1, 2009          February 28, 2012
     Institutional Class Shares             Contractual        2.00%      July 1, 2009          February 28, 2012
Invesco International Core Equity
Fund
     Class A Shares                         Contractual        2.25%      July 1, 2009          February 28, 2012
     Class B Shares                         Contractual        3.00%      July 1, 2009          February 28, 2012
     Class C Shares                         Contractual        3.00%      July 1, 2009          February 28, 2012
     Class R Shares                         Contractual        2.50%      July 1, 2009          February 28, 2012
     Class Y Shares                         Contractual        2.00%      July 1, 2009          February 28, 2012
     Investor Class Shares                  Contractual        2.25%      July 1, 2009          February 28, 2012
     Institutional Class Shares             Contractual        2.00%      July 1, 2009          February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                      CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF          EXPIRATION
FUND                                   VOLUNTARY   LIMITATION    CURRENT LIMIT               DATE
-----------------------------------   -----------  ----------- -----------------          ------------
Invesco International Growth Fund
     Class A Shares                   Contractual        1.40%      May 23, 2011          June 30, 2013
     Class B Shares                   Contractual        2.15%      May 23, 2011          June 30, 2013
     Class C Shares                   Contractual        2.15%      May 23, 2011          June 30, 2013
     Class R Shares                   Contractual        1.65%      May 23, 2011          June 30, 2013
     Class Y Shares                   Contractual        1.15%      May 23, 2011          June 30, 2013
     Institutional Class Shares       Contractual        1.15%      May 23, 2011          June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                        CONTRACTUAL/        EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                     VOLUNTARY        LIMITATION          CURRENT LIMIT         DATE
--------------------------------------  ------------      -----------     -------------------    ----------
Invesco Balanced-Risk Allocation
Fund(8)
     Class A Shares                         Contractual        1.04%      November 4, 2009        February 28, 2012
     Class B Shares                         Contractual        1.79%      November 4, 2009        February 28, 2012
     Class C Shares                         Contractual        1.79%      November 4, 2009        February 28, 2012
     Class R Shares                         Contractual        1.29%      November 4, 2009        February 28, 2012
     Class Y Shares                         Contractual        0.79%      November 4, 2009        February 28, 2012
     Institutional Class Shares             Contractual        0.79%      November 4, 2009        February 28, 2012
Invesco Balanced-Risk
     Commodity Strategy Fund(11)
     Class A Shares                         Contractual        1.22%      November 29, 2010       February 28, 2012
     Class B Shares                         Contractual        1.97%      November 29, 2010       February 28, 2012
     Class C Shares                         Contractual        1.97%      November 29, 2010       February 28, 2012
     Class R Shares                         Contractual        1.47%      November 29, 2010       February 28, 2012
     Class Y Shares                         Contractual        0.97%      November 29, 2010       February 28, 2012
     Institutional Class Shares             Contractual        0.97%      November 29, 2010       February 28, 2012
Invesco China Fund
     Class A Shares                         Contractual        2.25%      July 1, 2009            February 28, 2012
     Class B Shares                         Contractual        3.00%      July 1, 2009            February 28, 2012
     Class C Shares                         Contractual        3.00%      July 1, 2009            February 28, 2012
     Class Y Shares                         Contractual        2.00%      July 1, 2009            February 28, 2012
     Institutional Class Shares             Contractual        2.00%      July 1, 2009            February 28, 2012
Invesco Commodities Strategy
Fund(12)                                    Contractual        1.25%      February 12, 2010       June 30, 2012
     Class A Shares                         Contractual        2.00%      February 12, 2010       June 30, 2012
     Class B Shares                         Contractual        2.00%      February 12, 2010       June 30, 2012
     Class C Shares                         Contractual        1.50%      February 12, 2010       June 30, 2012
     Class R Shares                         Contractual        1.00%      February 12, 2010       June 30, 2012
     Class Y Shares                         Contractual        1.00%      February 12, 2010       June 30, 2012
     Institutional Class Shares
Invesco Developing Markets Fund
     Class A Shares                         Contractual        2.10%      May 23, 2011            June 30, 2012
     Class B Shares                         Contractual        2.85%      May 23, 2011            June 30, 2012
     Class C Shares                         Contractual        2.85%      May 23, 2011            June 30, 2012
     Class Y Shares                         Contractual        1.85%      May 23, 2011            June 30, 2012
     Institutional Class Shares             Contractual        1.85%      May 23, 2011            June 30, 2012
Invesco Emerging Markets Equity
Fund
     Class A Shares                         Contractual        1.85%      May 11, 2011            June 30, 2012
     Class C Shares                         Contractual        2.60%      May 11, 2011            June 30, 2012
     Class R Shares                         Contractual        2.10%      May 11, 2011            June 30, 2012
     Class Y Shares                         Contractual        1.60%      May 11, 2011            June 30, 2012
     Institutional Class Shares             Contractual        1.60%      May 11, 2011            June 30, 2012
Invesco Emerging Market Local
Currency Debt Fund
     Class A Shares                         Contractual        1.24%      June 14, 2010           February 28, 2012
     Class B Shares                         Contractual        1.99%      June 14, 2010           February 28, 2012
     Class C Shares                         Contractual        1.99%      June 14, 2010           February 28, 2012
     Class R Shares                         Contractual        1.49%      June 14, 2010           February 28, 2012
     Class Y Shares                         Contractual        0.99%      June 14, 2010           February 28, 2012
     Institutional Class Shares             Contractual        0.99%      June 14, 2010           February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                           CONTRACTUAL/    EXPENSE     EFFECTIVE DATE       EXPIRATION
FUND                                                        VOLUNTARY    LIMITATION   OF CURRENT LIMIT         DATE
---------------------------------------------------------  ------------  -----------  -----------------  -----------------
Invesco Endeavor Fund
 Class A Shares                                            Contractual         2.00%  July 1, 2009       February 28, 2012
 Class B Shares                                            Contractual         2.75%  July 1, 2009       February 28, 2012
 Class C Shares                                            Contractual         2.75%  July 1, 2009       February 28, 2012
 Class R Shares                                            Contractual         2.25%  July 1, 2009       February 28, 2012
 Class Y Shares                                            Contractual         1.75%  July 1, 2009       February 28, 2012
 Institutional Class Shares                                Contractual         1.75%  July 1, 2009       February 28, 2012
Invesco Global Advantage Fund*
 Class A Shares                                            Contractual         1.41%  February 12, 2010  June 30, 2012
 Class B Shares                                            Contractual         2.16%  February 12, 2010  June 30, 2012
 Class C Shares                                            Contractual         2.16%  February 12, 2010  June 30, 2012
 Class Y Shares                                            Contractual         1.16%  February 12, 2010  June 30, 2012
Invesco Global Health Care Fund
 Class A Shares                                            Contractual         1.65%  May 23, 2011       June 30, 2012
 Class B Shares                                            Contractual         2.40%  May 23, 2011       June 30, 2012
 Class C Shares                                            Contractual         2.40%  May 23, 2011       June 30, 2012
 Class Y Shares                                            Contractual         1.40%  May 23, 2011       June 30, 2012
 Investor Class Shares                                     Contractual         1.65%  May 23, 2011       June 30, 2012

Invesco International Total Return Fund

 Class A Shares                                            Contractual         1.10%  March 31, 2006     February 28, 2012
 Class B Shares                                            Contractual         1.85%  March 31, 2006     February 28, 2012
 Class C Shares                                            Contractual         1.85%  March 31, 2006     February 28, 2012
 Class Y Shares                                            Contractual         0.85%  October 3, 2008    February 28, 2012
 Institutional Class Shares                                Contractual         0.85%  March 31, 2006     February 28, 2012

Invesco Pacific Growth Fund*
 Class A Shares                                            Contractual         1.88%  February 12, 2010  June 30, 2012
 Class B Shares                                            Contractual         2.63%  February 12, 2010  June 30, 2012
 Class C Shares                                            Contractual         2.63%  February 12, 2010  June 30, 2012
 Class R Shares                                            Contractual         2.13%  February 12, 2010  June 30, 2012
 Class Y Shares                                            Contractual         1.63%  February 12, 2010  June 30, 2012
 Institutional Class Shares                                Contractual         1.63%  May 23, 2011       June 30, 2012
Invesco Small Companies Fund
 Class A Shares                                            Contractual         2.00%  July 1, 2009       February 28, 2012
 Class B Shares                                            Contractual         2.75%  July 1, 2009       February 28, 2012
 Class C Shares                                            Contractual         2.75%  July 1, 2009       February 28, 2012
 Class R Shares                                            Contractual         2.25%  July 1, 2009       February 28, 2012
 Class Y Shares                                            Contractual         1.75%  July 1, 2009       February 28, 2012
 Institutional Class Shares                                Contractual         1.75%  July 1, 2009       February 28, 2012

Invesco Van Kampen Global Tactical Asset Allocation Fund*
 Class A Shares                                            Contractual         1.20%  February 12, 2010  June 30, 2012
 Class B Shares                                            Contractual         1.95%  February 12, 2010  June 30, 2012
 Class C Shares                                            Contractual         1.95%  February 12, 2010  June 30, 2012
 Class R Shares                                            Contractual         1.45%  February 12, 2010  June 30, 2012
 Class Y Shares                                            Contractual         0.95%  February 12, 2010  June 30, 2012
 Institutional Class Shares                                Contractual         0.95%  February 12, 2010  June 30, 2012

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                          CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION     CURRENT LIMIT         DATE
---------------------------------------  ------------- -----------  -----------------  -------------
Invesco Dynamics Fund
 Class A Shares                          Contractual         2.00%  July 1, 2009       June 30, 2011
 Class B Shares                          Contractual         2.75%  July 1, 2009       June 30, 2011
 Class C Shares                          Contractual         2.75%  July 1, 2009       June 30, 2011
 Class R Shares                          Contractual         2.25%  July 1, 2009       June 30, 2011
 Class Y Shares                          Contractual         1.75%  July 1, 2009       June 30, 2011
 Investor Class Shares                   Contractual         2.00%  July 1, 2009       June 30, 2011
 Institutional Class Shares              Contractual         1.75%  July 1, 2009       June 30, 2011

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                          CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                       VOLUNTARY     LIMITATION         CURRENT LIMIT          DATE
---------------------------------------  ------------    -----------      -----------------    -------------
Invesco Global Real Estate Fund
 Class A Shares                          Contractual           2.00%      July 1, 2009         June 30, 2011
 Class B Shares                          Contractual           2.75%      July 1, 2009         June 30, 2011
 Class C Shares                          Contractual           2.75%      July 1, 2009         June 30, 2011
 Class R Shares                          Contractual           2.25%      July 1, 2009         June 30, 2011
 Class Y Shares                          Contractual           1.75%      July 1, 2009         June 30, 2011
 Institutional Class Shares              Contractual           1.75%      July 1, 2009         June 30, 2011

Invesco High Yield Fund
 Class A Shares                          Contractual           0.89%      June 6, 2011         June 30, 2013
 Class B Shares                          Contractual           1.64%      June 6, 2011         June 30, 2013
 Class C Shares                          Contractual           1.64%      June 6, 2011         June 30, 2013
 Class Y Shares                          Contractual           0.64%      June 6, 2011         June 30, 2013
 Investor Class Shares                   Contractual           0.89%      June 6, 2011         June 30, 2013
 Institutional Class Shares              Contractual           0.64%      June 6, 2011         June 30, 2013

Invesco High Yield Securities Fund*
 Class A Shares                          Contractual           2.13%      February 12, 2010    June 30, 2012
 Class B Shares                          Contractual           2.63%      February 12, 2010    June 30, 2012
 Class C Shares                          Contractual           2.73%      February 12, 2010    June 30, 2012
 Class Y Shares                          Contractual           1.88%      February 12, 2010    June 30, 2012

Invesco Municipal Bond Fund
 Class A Shares
 Class B Shares                          Contractual           0.57%      March 4, 2009        June 30, 2011
 Class C Shares                          Contractual           1.32%      March 4, 2009        June 30, 2011
 Class Y Shares                          Contractual           1.32%      March 4, 2009        June 30, 2011
 Investor Class Shares                   Contractual           0.32%      March 4, 2009        June 30, 2011
                                         Contractual           0.57%      March 4, 2009        June 30, 2011
Invesco Real Estate Fund
 Class A Shares                          Contractual           1.55%      May 23, 2011         June 30, 2012
 Class B Shares                          Contractual           2.30%      May 23, 2011         June 30, 2012
 Class C Shares                          Contractual           2.30%      May 23, 2011         June 30, 2012
 Class R Shares                          Contractual           1.80%      May 23, 2011         June 30, 2012
 Class Y Shares                          Contractual           1.30%      May 23, 2011         June 30, 2012
 Investor Class Shares                   Contractual           1.55%      May 23, 2011         June 30, 2012
 Institutional Class Shares              Contractual           1.30%      May 23, 2011         June 30, 2012

Invesco Short Term Bond Fund
 Class A Shares                          Contractual           0.56%      June 6, 2011         June 30, 2013
 Class C Shares                          Contractual           0.91%(9)   March 4, 2009        June 30, 2013
 Class R Shares                          Contractual           0.91%      March 4, 2009        June 30, 2013
 Class Y Shares                          Contractual           0.41%      March 4, 2009        June 30, 2013
 Institutional Class Shares              Contractual           0.41%      March 4, 2009        June 30, 2013

Invesco U.S. Government Fund
 Class A Shares                          Contractual           1.03%      June 6, 2011         June 30, 2012
 Class B Shares                          Contractual           1.78%      June 6, 2011         June 30, 2012
 Class C Shares                          Contractual           1.78%      June 6, 2011         June 30, 2012
 Class R Shares                          Contractual           1.28%      June 6, 2011         June 30, 2012
 Class Y Shares                          Contractual           0.78%      June 6, 2011         June 30, 2012
 Investor Class Shares                   Contractual           1.03%      June 6, 2011         June 30, 2012
 Institutional Class Shares              Contractual           0.78%      June 6, 3011         June 30, 2012

Invesco Van Kampen Corporate Bond Fund*
 Class A Shares                          Contractual           0.95%      February 12, 2010    June 30, 2012
 Class B Shares                          Contractual           1.29%(9)   June 6, 2011         June 30, 2012
 Class C Shares                          Contractual           1.65%(9)   June 6, 2011         June 30, 2012
 Class R Shares                          Contractual           1.20%      June 6, 2011         June 30, 2012
 Class Y Shares                          Contractual           0.70%      February 12, 2010    June 30, 2012
 Institutional Class Shares              Contractual           0.70%      February 12, 2010    June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                          CONTRACTUAL/   EXPENSE       EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY   LIMITATION        CURRENT LIMIT         DATE
---------------------------------------   ------------  --------------  -----------------  ---------------
Invesco Energy Fund
 Class A Shares                           Contractual         2.00%     July 1, 2009       August 31, 2011
 Class B Shares                           Contractual         2.75%     July 1, 2009       August 31, 2011
 Class C Shares                           Contractual         2.75%     July 1, 2009       August 31, 2011
 Class Y Shares                           Contractual         1.75%     July 1, 2009       August 31, 2011
 Investor Class Shares                    Contractual         2.00%     July 1, 2009       August 31, 2011
 Institutional Class Shares               Contractual         1.75%     July 1, 2009       August 31, 2011
Invesco Gold & Precious Metals Fund
 Class A Shares                           Contractual         2.00%     July 1, 2009       August 31, 2011
 Class B Shares                           Contractual         2.75%     July 1, 2009       August 31, 2011
 Class C Shares                           Contractual         2.75%     July 1, 2009       August 31, 2011
 Class Y Shares                           Contractual         1.75%     July 1, 2009       August 31, 2011
 Investor Class Shares                    Contractual         2.00%     July 1, 2009       August 31, 2011
Invesco Leisure Fund
 Class A Shares                           Contractual         2.00%     July 1, 2009       August 31, 2011
 Class B Shares                           Contractual         2.75%     July 1, 2009       August 31, 2011
 Class C Shares                           Contractual         2.75%     July 1, 2009       August 31, 2011
 Class R Shares                           Contractual         2.25%     July 1, 2009       August 31, 2011
 Class Y Shares                           Contractual         1.75%     July 1, 2009       August 31, 2011
 Investor Class Shares                    Contractual         2.00%     July 1, 2009       August 31, 2011
Invesco Technology Fund
 Class A Shares                           Contractual         1.76%     May 23, 2011       June 30, 2012
 Class B Shares                           Contractual         2.51%     May 23, 2011       June 30, 2012
 Class C Shares                           Contractual         2.51%     May 23, 2011       June 30, 2012
 Class Y Shares                           Contractual         1.51%     May 23, 2011       June 30, 2012
 Investor Class Shares                    Contractual         1.76%     May 23, 2011       June 30, 2012
 Institutional Class Shares               Contractual         1.51%     May 23, 2011       June 30, 2012
Invesco Technology Sector Fund*
 Class A Shares                           Contractual         2.00%     February 12, 2010  June 30, 2012
 Class B Shares                           Contractual         2.75%     February 12, 2010  June 30, 2012
 Class C Shares                           Contractual         2.75%     February 12, 2010  June 30, 2012
 Class Y Shares                           Contractual         1.75%     February 12, 2010  June 30, 2012
Invesco U.S. Mid Cap Value Fund*
 Class A Shares                           Contractual         1.27%     February 12, 2010  June 30, 2012
 Class B Shares                           Contractual         2.02%     February 12, 2010  June 30, 2012
 Class C Shares                           Contractual         2.02%     February 12, 2010  June 30, 2012
 Class Y Shares                           Contractual         1.02%     February 12, 2010  June 30, 2012
Invesco Utilities Fund
 Class A Shares                           Contractual         1.32%     May 23, 2011       June 30, 2013
 Class B Shares                           Contractual         2.07%     May 23, 2011       June 30, 2013
 Class C Shares                           Contractual         2.07%     May 23, 2011       June 30, 2013
 Class Y Shares                           Contractual         1.07%     May 23, 2011       June 30, 2013
 Investor Class Shares                    Contractual         1.32%     May 23, 2011       June 30, 2013
 Institutional Class Shares               Contractual         1.07%     May 23, 2011       June 30, 2013

Invesco Value Fund*
 Class A Shares                           Contractual         1.25%     February 12, 2010  June 30, 2012
 Class B Shares                           Contractual         2.00%     February 12, 2010  June 30, 2012
 Class C Shares                           Contractual         2.00%     February 12, 2010  June 30, 2012
 Class Y Shares                           Contractual         1.00%     February 12, 2010  June 30, 2012

Invesco Van Kampen American Value Fund*
 Class A Shares                           Contractual         1.41%     February 12, 2010  June 30, 2012
 Class B Shares                           Contractual         1.65%(9)  May 23, 2011       June 30, 2012
 Class C Shares                           Contractual         2.16%     February 12, 2010  June 30, 2012
 Class R Shares                           Contractual         1.66%     February 12, 2010  June 30, 2012
 Class Y Shares                           Contractual         1.16%     February 12, 2010  June 30, 2012
 Institutional Class Shares               Contractual         1.16%     February 12, 2010  June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                          CONTRACTUAL/    EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY    LIMITATION         CURRENT LIMIT         DATE
----------------------------------------  ------------  ---------------  -----------------  ---------------
Invesco Van Kampen Comstock Fund*
 Class A Shares                           Contractual         0.89%      February 12, 2010  June 30, 2012
 Class B Shares                           Contractual         1.64%      February 12, 2010  June 30, 2012
 Class C Shares                           Contractual         1.64%      February 12, 2010  June 30, 2012
 Class R Shares                           Contractual         1.14%      February 12, 2010  June 30, 2012
 Class Y Shares                           Contractual         0.64%      February 12, 2010  June 30, 2012
 Institutional Class Shares               Contractual         0.64%      February 12, 2010  June 30, 2012

Invesco Van Kampen Mid Cap Growth Fund*
 Class A Shares                           Contractual         1.40%      February 12, 2010  June 30, 2012
 Class B Shares                           Contractual         2.15%      February 12, 2010  June 30, 2012
 Class C Shares                           Contractual         2.15%      February 12, 2010  June 30, 2012
 Class R Shares                           Contractual         1.65%      February 12, 2010  June 30, 2012
 Class Y Shares                           Contractual         1.15%      February 12, 2010  June 30, 2012
 Institutional Class Shares               Contractual         1.15%      February 12, 2010  June 30, 2012

Invesco Van Kampen Small Cap Value Fund*
 Class A Shares                           Contractual         1.03%      May 23, 2011       June 30, 2012
 Class B Shares                           Contractual         1.40%(9)   May 23, 2011       June 30, 2012
 Class C Shares                           Contractual         1.78%      May 23, 2011       June 30, 2012
 Class Y Shares                           Contractual         0.78%      May 23, 2011       June 30, 2012

Van Kampen Value Opportunities Fund*
 Class A Shares                           Contractual         1.41%      February 12, 2010  June 30, 2012
 Class B Shares                           Contractual         2.16%      February 12, 2010  June 30, 2012
 Class C Shares                           Contractual         2.16%      February 12, 2010  June 30, 2012
 Class R Shares                           Contractual         1.66%      May 23, 2011       June 30, 2012
 Class Y Shares                           Contractual         1.16%      February 12, 2010  June 30, 2012
 Institutional Class Shares               Contractual         1.16%      May 23, 2011       June 30, 2012

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                             CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                          VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-----------------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco High Income Municipal Fund
 Class A Shares                                              Voluntary           0.83%  March 4, 2009      N/A(10)
 Class B Shares                                              Voluntary           1.58%  March 4, 2009      N/A(10)
 Class C Shares                                              Voluntary           1.58%  March 4, 2009      N/A(10)
 Class Y Shares                                              Voluntary           0.58%  March 4, 2009      N/A(10)
 Institutional Class Shares                                  Voluntary           0.58%  March 4, 2009      N/A(10)

Invesco Van Kampen High Yield Municipal Fund*
 Class A Shares                                              Contractual         0.87%  February 12, 2010  June 30, 2012
 Class B Shares                                              Contractual         1.62%  February 12, 2010  June 30, 2012
 Class C Shares                                              Contractual         1.62%  February 12, 2010  June 30, 2012
 Class Y Shares                                              Contractual         0.62%  February 12, 2010  June 30, 2012

Invesco Van Kampen Intermediate Term Municipal Income Fund*
 Class A Shares                                              Contractual         0.75%  June 6, 2011       June 30, 2013
 Class B Shares                                              Contractual         1.50%  June 6, 2011       June 30, 2013
 Class C Shares                                              Contractual         1.50%  June 6, 2011       June 30, 2013
 Class Y Shares                                              Contractual         0.50%  June 6, 2011       June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                             CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                          VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-----------------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco Van Kampen Municipal Income Fund*
 Class A Shares                                              Contractual         0.83%  June 6, 2011       June 30, 2013
 Class B Shares                                              Contractual         1.58%  June 6, 2011       June 30, 2013
 Class C Shares                                              Contractual         1.58%  June 6, 2011       June 30, 2013
 Class Y Shares                                              Contractual         0.58%  June 6, 2011       June 30, 2013

Invesco Van Kampen New York Tax Free Income Fund*
 Class A Shares                                              Contractual         0.78%  February 12, 2010  June 30, 2012
 Class B Shares                                              Contractual         1.53%  February 12, 2010  June 30, 2012
 Class C Shares                                              Contractual         1.53%  February 12, 2010  June 30, 2012
 Class Y Shares                                              Contractual         0.53%  February 12, 2010  June 30, 2012

-------------
1 The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

2 In addition upon closing of a reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

3 In addition upon closing of a reorganization with Van Kampen 2010 Retirement Strategy and Van Kampen 2015 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.38%, 1.13%, 0.63% and 0.13% for Class A5, C5, R5 and Y, respectively.

4 In addition upon closing of a reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

5 In addition upon closing of a reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

6 In addition upon closing of a reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

7 In addition upon closing of a reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

8 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

9 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

10 Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

11 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

12 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                              as of June 6, 2011

               EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)
               -------------------------------------------------
                          SHORT-TERM INVESTMENTS TRUST


                                   CONTRACTUAL/    EXPENSE         EFFECTIVE DATE OF       EXPIRATION
FUND                                VOLUNTARY    LIMITATION         CURRENT LIMIT            DATE
---------------------------------  ------------  --------------   ------------------   -----------------
Government & Agency Portfolio
  Cash Management Class            Contractual         0.22%(2)   July 1, 2009         December 31, 2011
  Corporate Class                  Contractual         0.17%      July 1, 2009         December 31, 2011
  Institutional Class              Contractual         0.14%      July 1, 2009         December 31, 2011
  Personal Investment Class        Contractual         0.69%(2)   July 1, 2009         December 31, 2011
  Private Investment Class         Contractual         0.44%(2)   July 1, 2009         December 31, 2011
  Reserve Class                    Contractual         1.01%(2)   July 1, 2009         December 31, 2011
  Resource Class                   Contractual         0.30%(2)   July 1, 2009         December 31, 2011

Government TaxAdvantage Portfolio
  Cash Management Class            Contractual         0.22%(2)   July 1, 2009         December 31, 2011
  Corporate Class                  Contractual         0.17%      July 1, 2009         December 31, 2011
  Institutional Class              Contractual         0.14%      July 1, 2009         December 31, 2011
  Personal Investment Class        Contractual         0.69%(2)   July 1, 2009         December 31, 2011
  Private Investment Class         Contractual         0.39%(2)   July 1, 2009         December 31, 2011
  Reserve Class                    Contractual         1.01%(2)   July 1, 2009         December 31, 2011
  Resource Class                   Contractual         0.30%(2)   July 1, 2009         December 31, 2011

Liquid Assets Portfolio
  Cash Management Class            Contractual         0.22%(2)   July 1, 2009         December 31, 2011
  Corporate Class                  Contractual         0.17%      July 1, 2009         December 31, 2011
  Institutional Class              Contractual         0.14%      July 1, 2009         December 31, 2011
  Personal Investment Class        Contractual         0.69%(2)   July 1, 2009         December 31, 2011
  Private Investment Class         Contractual         0.44%(2)   July 1, 2009         December 31, 2011
  Reserve Class                    Contractual         1.01%(2)   July 1, 2009         December 31, 2011
  Resource Class                   Contractual         0.34%      July 1, 2009         December 31, 2011

STIC Prime Portfolio
  Cash Management Class            Contractual         0.22%(2)   July 1, 2009         December 31, 2011
  Corporate Class                  Contractual         0.17%      July 1, 2009         December 31, 2011
  Institutional Class              Contractual         0.14%      July 1, 2009         December 31, 2011
  Personal Investment Class        Contractual         0.69%(2)   July 1, 2009         December 31, 2011
  Private Investment Class         Contractual         0.44%(2)   July 1, 2009         December 31, 2011
  Reserve Class                    Contractual         1.01%(2)   July 1, 2009         December 31, 2011
  Resource Class                   Contractual         0.30%(2)   July 1, 2009         December 31, 2011

Tax-Free Cash Reserve Portfolio(3)
  Cash Management Class            Contractual         0.33%(2)   July 1, 2009         December 31, 2011
  Corporate Class                  Contractual         0.28%      July 1, 2009         December 31, 2011
  Institutional Class              Contractual         0.25%      July 1, 2009         December 31, 2011
  Personal Investment Class        Contractual         0.80%(2)   July 1, 2009         December 31, 2011
  Private Investment Class         Contractual         0.50%(2)   July 1, 2009         December 31, 2011
  Reserve Class                    Contractual         1.12%(2)   July 1, 2009         December 31, 2011
  Resource Class                   Contractual         0.41%(2)   July 1, 2009         December 31, 2011

Treasury Portfolio(3)
  Cash Management Class            Contractual         0.22%(2)   July 1, 2009         December 31, 2011
  Corporate Class                  Contractual         0.17%      July 1, 2009         December 31, 2011
  Institutional Class              Contractual         0.14%      July 1, 2009         December 31, 2011
  Personal Investment Class        Contractual         0.69%(2)   July 1, 2009         December 31, 2011
  Private Investment Class         Contractual         0.44%(2)   July 1, 2009         December 31, 2011
  Reserve Class                    Contractual         1.01%(2)   July 1, 2009         December 31, 2011
  Resource Class                   Contractual         0.30%(2)   July 1, 2009         December 31, 2011

------------
1 The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

2 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

3 The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                              as of June 6, 2011

                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS
                     --------------------------------------

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                             VOLUNTARY    LIMITATION     CURRENT LIMIT          DATE
---------------------------------------------   ------------  -----------  ------------------  --------------
Invesco V.I. Balanced-Risk Allocation Fund(1)
 Series I Shares                                Contractual         0.70%  December 22, 2010   June 30, 2013
 Series II Shares                               Contractual         0.95%  December 22, 2010   June 30, 2013
Invesco V.I. Basic Value Fund
 Series I Shares                                Contractual         1.30%  January 1, 2005     April 30, 2012
 Series II Shares                               Contractual         1.45%  January 1, 2005     April 30, 2012
Invesco V.I. Capital Appreciation Fund
 Series I Shares                                Contractual         1.30%  January 1, 2005     April 30, 2012
 Series II Shares                               Contractual         1.45%  January 1, 2005     April 30, 2012
Invesco V.I. Capital Development Fund
 Series I Shares                                Contractual         1.30%  January 1, 2005     June 30, 2012
 Series II Shares                               Contractual         1.45%  January 1, 2005     June 30, 2012
Invesco V.I. Core Equity Fund
 Series I Shares                                Contractual         1.30%  January 1, 2005     April 30, 2012
 Series II Shares                               Contractual         1.45%  January 1, 2005     April 30, 2012
Invesco V.I. Diversified Income Fund
 Series I Shares                                Contractual         0.75%  July 1, 2005        April 30, 2012
 Series II Shares                               Contractual         1.00%  July 1, 2005        April 30, 2012
Invesco V.I. Dividend Growth Fund*
 Series I Shares                                Contractual         0.67%  February 12, 2010   June 30, 2012
 Series II Shares                               Contractual         0.92%  February 12, 2010   June 30, 2012
Invesco V.I. Global Health Care Fund
 Series I Shares                                Contractual         1.30%  April 30, 2004      April 30, 2012
 Series II Shares                               Contractual         1.45%  April 30, 2004      April 30, 2012
Invesco V.I. Global Real Estate Fund
 Series I Shares                                Contractual         1.30%  April 30, 2004      April 30, 2012
 Series II Shares                               Contractual         1.45%  April 30, 2004      April 30, 2012
Invesco V.I. Government Securities Fund
 Series I Shares                                Contractual         0.60%  May 2, 2011         June 30, 2012
 Series II Shares                               Contractual         0.85%  May 2, 2011         June 30, 2012

-------------
1 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                              as of June 6, 2011

                                             CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY    LIMITATION     CURRENT LIMIT          DATE
-------------------------------------------  ------------  -----------  ------------------  --------------
Invesco V.I. High Yield Fund
 Series II Shares                            Contractual         0.80%  May 2, 2011         June 30, 2013
 Series II Shares                            Contractual         1.05%  May 2, 2011         June 30, 2013
Invesco V.I. High Yield Securities Fund*
 Series I Shares                             Contractual         1.75%  February 12, 2010   June 30, 2012
 Series II Shares                            Contractual         2.00%  February 12, 2010   June 30, 2012
Invesco V.I. International Growth Fund
 Series I Shares                             Contractual         1.11%  May 2, 2011         June 30, 2012
 Series II Shares                            Contractual         1.36%  May 2, 2011         June 30, 2012
Invesco V.I. Leisure Fund
 Series I Shares                             Contractual         1.01%  April 30, 2004      April 30, 2012
 Series II Shares                            Contractual         1.26%  April 30, 2004      April 30, 2012
Invesco V.I. Mid Cap Core Equity Fund
 Series I Shares                             Contractual         1.30%  September 10, 2001  April 30, 2012
 Series II Shares                            Contractual         1.45%  September 10, 2001  April 30, 2012
Invesco V.I. Money Market Fund
 Series I Shares                             Contractual         1.30%  January 1, 2005     April 30, 2012
 Series II Shares                            Contractual         1.45%  January 1, 2005     April 30, 2012
Invesco V.I. S&P 500 Index Fund*
 Series I Shares                             Contractual         0.28%  February 12, 2010   June 30, 2012
 Series II Shares                            Contractual         0.53%  February 12, 2010   June 30, 2012
Invesco V.I. Select Dimensions
Equally-Weighted S&P 500 Fund*
  Series I Shares                            Contractual         0.37%  February 12, 2010   June 30, 2012
 Series II Shares                            Contractual         0.62%  February 12, 2010   June 30, 2012
Invesco V.I. Small Cap Equity Fund
 Series I Shares                             Contractual         1.15%  July 1, 2005        April 30, 2012
 Series II Shares                            Contractual         1.40%  July 1, 2005        April 30, 2012
Invesco V.I. Technology Fund
 Series I Shares                             Contractual         1.30%  April 30, 2004      April 30, 2012
 Series II Shares                            Contractual         1.45%  April 30, 2004      April 30, 2012
Invesco V.I. Utilities Fund
 Series I Shares                             Contractual         0.93%  September 23, 2005  April 30, 2012
 Series II Shares                            Contractual         1.18%  September 23, 2005  April 30, 2012
Invesco Van Kampen V.I. Capital Growth Fund*
 Series I Shares                             Contractual         0.84%  February 12, 2010   June 30, 2012

                                                              as of June 6, 2011

                                             CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY      LIMITATION       CURRENT LIMIT          DATE
-------------------------------------------  ------------  ---------------  ------------------  --------------
  Series II Shares                           Contractual         1.09%      February 12, 2010   June 30, 2012
Invesco Van Kampen V.I.
Comstock Fund*
  Series I Shares                            Contractual         0.62%      February 12, 2010   June 30, 2012
  Series II Shares                           Contractual         0.87%      February 12, 2010   June 30, 2012
Invesco Van Kampen V.I. Equity
and Income Fund*
  Series I Shares                            Contractual       0.70%2       February 12, 2010   June 30, 2012
  Series II Shares                           Contractual         0.75%      February 12, 2010   June 30, 2012
Invesco Van Kampen V.I. Global
Value Equity Fund*
  Series I Shares                            Contractual         0.94%      May 2, 2011         June 30, 2012
  Series II Shares                           Contractual         1.19%      May 2, 2011         June 30, 2012
Invesco Van Kampen V.I. Growth
and Income Fund*
  Series I Shares                            Contractual         0.62%      February 12, 2010   June 30, 2012
  Series II Shares                           Contractual         0.87%      February 12, 2010   June 30, 2012
Invesco Van Kampen V.I. Mid Cap
Growth Fund*
  Series I Shares                            Contractual         1.01%      February 12, 2010   June 30, 2012
  Series II Shares                           Contractual         1.26%      February 12, 2010   June 30, 2012

Invesco Van Kampen V.I. Mid Cap Value Fund*
  Series I Shares                            Contractual         1.18%(2)   February 12, 2010   June 30, 2012
  Series II Shares                           Contractual         1.28%      February 12, 2010   June 30, 2012

--------
2 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                              as of June 6, 2011

                        EXHIBIT "D" - CLOSED-END FUNDS(1)
                        -------------------------------

               INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT       DATE
-------------------------------------------------  ------------  -----------  -----------------  --------------
Invesco California Insured Municipal Income Trust  Contractual          0.67%  June 1, 2010       June 30, 2012

                INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                                    CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                                 VOLUNTARY    LIMITATION     CURRENT LIMIT       DATE
-----------------------------------------------     ------------  -----------  -----------------  --------------
Invesco California Quality Municipal Securities     Contractual          0.70%  June 1, 2010       June 30, 2012

                         INVESCO HIGH YIELD FUND, INC.

                                                    CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                                 VOLUNTARY    LIMITATION     CURRENT LIMIT       DATE
-----------------------------------------          ------------  -----------  -----------------  --------------
Invesco High Yield Investment Funds, Inc.          Contractual          0.98%  June 1, 2010       June 30, 2012

                INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES

                                                    CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                                 VOLUNTARY    LIMITATION     CURRENT LIMIT       DATE
-----------------------------------------------     ------------  -----------  -----------------  --------------
Invesco Insured California Municipal Securities     Contractual          0.70%  June 1, 2010       June 30, 2012

                      INVESCO INSURED MUNICIPAL BOND TRUST

                                                    CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                                 VOLUNTARY    LIMITATION     CURRENT LIMIT       DATE
------------------------------------                ------------  -----------  -----------------  --------------
Invesco Insured Municipal Bond Trust                Contractual          1.00%  June 1, 2010       June 30, 2012

                     INVESCO INSURED MUNICIPAL INCOME TRUST

                                                     CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION     CURRENT LIMIT       DATE
--------------------------------------               ------------  -----------  -----------------  ---------------
Invesco Insured Municipal Income Trust               Contractual          0.64%  June 1, 2010       June 30, 2012

                      INVESCO INSURED MUNICIPAL SECURITIES

                                                     CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION     CURRENT LIMIT       DATE
------------------------------------                 ------------  -----------  -----------------  --------------
Invesco Insured Municipal Securities                 Contractual          0.54%  June 1, 2010       June 30, 2012

                                                              as of June 6, 2011

                        INVESCO INSURED MUNICIPAL TRUST

                                                    CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                                 VOLUNTARY    LIMITATION     CURRENT LIMIT       DATE
-------------------------------                     ------------  -----------  -----------------  --------------
Invesco Insured Municipal Trust                     Contractual          0.66%  June 1, 2010       June 30, 2012

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                                     CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION     CURRENT LIMIT       DATE
-------------------------------------------          ------------  -----------  -----------------  --------------
Invesco Municipal Income Opportunities Trust         Contractual          0.73%  June 1, 2010       June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                                      CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                                   VOLUNTARY    LIMITATION     CURRENT LIMIT       DATE
-----------------------------------------------       ------------  -----------  -----------------  --------------
Invesco Municipal Income Opportunities Trust II       Contractual          0.73%  June 1, 2010       June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                                     CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION     CURRENT LIMIT       DATE
------------------------------------------------     ------------  -----------  -----------------  --------------
Invesco Municipal Income Opportunities Trust III     Contractual          0.84%  June 1, 2010       June 30, 2012

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST

                                                    CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                                 VOLUNTARY    LIMITATION     CURRENT LIMIT       DATE
--------------------------------------              ------------  -----------  -----------------  --------------
Invesco Municipal Premium Income Trust              Contractual          1.03%  June 1, 2010       June 30, 2012

                 INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                                                    CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                                 VOLUNTARY    LIMITATION     CURRENT LIMIT       DATE
---------------------------------------------       ------------  -----------  -----------------  --------------
Invesco New York Quality Municipal Securities       Contractual          0.80%  June 1, 2010       June 30, 2012

                           INVESCO PRIME INCOME TRUST

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT       DATE
--------------------------                         ------------  -----------  -----------------  --------------
Invesco Prime Income Trust                         Contractual          1.32%  June 1, 2010       June 30, 2012

                                                              as of June 6, 2011

                     INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                  CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                               VOLUNTARY    LIMITATION     CURRENT LIMIT       DATE
--------------------------------------            ------------  -----------  -----------------  --------------
Invesco Quality Municipal Income Trust            Contractual          0.70%  June 1, 2010       June 30, 2012

                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                                                  CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                               VOLUNTARY    LIMITATION     CURRENT LIMIT       DATE
------------------------------------------        ------------  -----------  -----------------  -------------
Invesco Quality Municipal Investment Trust        Contractual         0.70%  June 1, 2010       June 30, 2012

                      INVESCO QUALITY MUNICIPAL SECURITIES

                                                 CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                              VOLUNTARY    LIMITATION     CURRENT LIMIT       DATE
------------------------------------             ------------  -----------  -----------------  --------------
Invesco Quality Municipal Securities             Contractual          0.66%  June 1, 2010       June 30, 2012

-------------
1 The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

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